               Section 240.14a-101  Schedule 14A.
          Information required in proxy statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12


                     EQUIDYNE CORPORATION
..................................................................
     (Name of Registrant as Specified In Its Charter)


..................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:

     ............................................................

     (2) Aggregate number of securities to which transaction applies:

     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     .......................................................

     (4) Proposed maximum aggregate value of transaction:

     .......................................................

     (5)  Total fee paid:

     .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:

          .......................................................

          (2) Form, Schedule or Registration Statement No.:

          .......................................................

          (3) Filing Party:

          .......................................................

          (4) Date Filed:

          .......................................................

                              EQUIDYNE CORPORATION
             ANNOUNCES NARROWING OF STRATEGIC ALTERNATIVES ANALYSIS

SAN DIEGO, Calif., September 4, 2003 (BW HealthWire) -- EQUIDYNE CORPORATION (AMEX:IJX) announced today that, with the assistance of its investment banker, Cypress Associates, LLC, it is nearing completion of its analysis of a potential liquidation of Equidyne (which would include a potential distribution of legally available assets to stockholders) and has significantly narrowed the primary scope of merger and acquisition candidates being evaluated.

Equidyne's CEO, Marcus Rowan, stated, "We are continuing to make progress in our evaluation of business opportunities and strategic alternatives. With the assistance of our investment banker, we are now principally focused on completing the evaluation of two potential acquisition and/or merger candidates. There exist several other opportunities at more preliminary stages of evaluation. We currently intend to complete our evaluation of these opportunities, compare the results to our analysis of a potential liquidation (and corresponding potential distribution of legally available assets to stockholders) and submit our recommendation to our stockholders for approval at a special meeting of stockholders convened after the annual meeting to be held on September 9, 2003. We note that there is currently no agreement or understanding with respect to any of these candidates, and any such agreement or understanding will require both significant negotiation and, if an agreement is reached, the satisfaction of customary closing conditions. Additionally, we note that our analysis of a potential liquidation is based on several assumptions, including certain factors beyond the control of Equidyne and consequently comprises a range of values upon any liquidation. Although we can provide neither a definitive date for completion of these opportunities nor assurance that any such opportunity will come to fruition, we believe our efforts in reducing costs, preserving capital, and repositioning the Company have provided our stockholders with a real potential for realizing stockholder value during a time period that the needle-free industry has suffered significant decline. We greatly appreciate the support that we are receiving from our stockholders in moving the Company forward and we urge them to demonstrate their support for the Company's proposed nominees by signing and mailing the WHITE proxy cards."

For further information on how to vote at the stockholders meeting, please call MacKenzie Partners, Inc. toll free at (800) 322-2885. For further information about the Company, please contact Marcus Rowan, CEO, or Mark Myers, President, at 214-219-5300.

About the Company:

Equidyne Corporation (www.equidyne.com), through Equidyne Systems, Inc., its wholly-owned subsidiary based in San Diego, California, is working to capitalize on its needle-free drug delivery systems for subcutaneous injections. The INJEX needle-free injector is a compact, uncomplicated device that delivers a virtually painless injection through the skin in a fraction of a second, and eliminates needle stick and disposal problems. The INJEX System is a comfortable, economical alternative to delivering medications using conventional needle injections.

Certain statements contained herein and other written material and oral statements made from time to time by us do not relate strictly to historical or current facts. As such, they are considered 'forward-looking statements' within the meaning of the Private Securities Litigation Reform Act of 1995 that provide current expectations or forecasts of future events. Such statements are typically characterized by terminology such as 'believe,' 'anticipate,' 'should,' 'intend,' 'plan,' 'will,' 'expect,' 'estimate,' 'project,' 'strategy' and similar expressions. Our forward-looking statements generally relate to our ability to develop and execute our business plan, the prospects for future sales of our products, the success of our international marketing activities, the success of our strategic corporate relationships, the adoption and use of needle-free technology and the success of our diversification and strategic alternative initiatives. These statements are based upon assumptions and assessments made by our management in light of its experience and its perception of historical trends, current conditions, expected future developments and other factors our management believes to be appropriate. These forward-looking statements are subject to a number of risks and uncertainties, including the following: our ability to achieve profitable operations and to maintain sufficient cash to operate our business and meet our liquidity requirements; our ability to obtain financing, if required, on terms acceptable to us, if at all; the success of our research and development activities and our ability to obtain regulatory authorizations for developed products, if any; competitive developments affecting our current products; our ability to successfully identify and attract strategic partners and to market both new and existing products domestically and internationally; difficulties or delays in manufacturing; trends toward managed care and health care cost containment; exposure to product liability and other types of lawsuits and regulatory proceedings; our ability to protect our intellectual property both domestically and internationally; governmental laws and regulations affecting domestic and foreign operations; our ability to identify and complete diversification opportunities or strategic alternatives, including potential strategic acquisitions, a potential sale or merger, a potential sale or license of assets, including Equidyne's needle-free technology, and a potential liquidation; and the impact of acquisitions, divestitures, restructurings, product withdrawals and other unusual items, as well as other risks identified in our filings with the Securities and Exchange Commission. Except as required by applicable law, the Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.